UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 20, 2023, Viking Energy Group, Inc. (“Viking” or the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, an aggregate of 1,137,761,367 shares of voting stock, or approximately 97.0% of our 1,172,668,983 total outstanding voting shares as of May 22, 2023, the record date for the Special Meeting (the “Record Date”), were present virtually at or were voted at the Special Meeting, constituting a quorum. The following proposals were voted on at the Special Meeting (as described in greater detail in the Joint Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 13, 2023 (the “Proxy Statement”), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement, and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1	For	Against	Abstain

To adopt the Agreement and Plan of Merger, dated as of February 15, 2021, as amended on April 18, 2023, among Viking, and Camber Energy, Inc. (“Camber”) providing for the acquisition of Viking by Camber pursuant to a merger between Viking Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Camber and Viking (the “Merger Proposal”).	1,137,750,817	550	10,000

Proposal 2	For	Against	Abstain

To authorize the Company’s board of directors, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal at the time of the special meeting or to ensure that any supplement or amendment to the Proxy Statement is timely provided to the Company’s stockholders.	1,137,747,712	3,053	10,602

As a result of the above voting, each of the two proposals was approved by the requisite vote of the Company’s stockholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ENERGY GROUP, INC.

Date: July 21, 2023	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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